SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): DECEMBER 1, 1997
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                                   NUCO2 INC.
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               (Exact Name of Registrant as Specified in Charter)



     FLORIDA                     0-27378         65-0180800
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(State or Other Jurisdiction    (Commission       (IRS Employer
   of Incorporation)            File Number)   Identification No.)


                  2800 S.E. MARKET PLACE, STUART, FLORIDA 34997
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               (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code: (561) 221-1754
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to (i) an Asset Purchase Agreement dated December 1, 1997, by and among NuCo2 Inc., a Florida corporation (the "Registrant"), Miller Carbonic Systems Company, Inc., an Illinois corporation ("MCSC"), Miller Carbonic, Inc., an Illinois corporation ("MC") and James G. Rosenbaum ("Rosenbaum"), (ii) an Asset Purchase Agreement dated December 1, 1997, by and among the Registrant, Carbonic National System's Inc., an Illinois corporation ("CNS") and Orland F. McCarthy, Jr. ("O.F. McCarthy"), Vikki J. McCarthy ("V.J. McCarthy") and Rosenbaum and (iii) an Asset Purchase Agreement dated December 1, 1997, by and among Carbonic Gas Service, Inc., an Illinois corporation ("CGS") and O.F. McCarthy and V.J. McCarthy, on December 1, 1997, the Registrant acquired the carbon dioxide assets and related customer accounts of MCSC, MC, CNS and CGS for an aggregate purchase price of $11,500,000. To fund the acquisitions, the Registrant borrowed $6,500,000 pursuant to its revolving credit facility with SunTrust Bank, South Florida, National Association and paid the balance of the purchase price from available cash on hand. The consideration paid was determined by negotiations among the parties and was based on the value of the businesses acquired on an ongoing basis. The Registrant intends to continue to use the assets acquired for the same purposes as used by MCSC, MC, CNS and CGS.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

         It is impracticable to provide the required financial statements at this time. The required financial statements will be filed as an amendment to this Form 8-K as soon as they become available, but in no event later than February 16, 1998.

         (b)      Pro Forma Financial Information.

         It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information will be filed as an amendment to this Form 8- K as soon as it becomes available, but in no event later than February 16, 1998.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NUCO2 INC.



Dated: December 9, 1997                      By: /S/ JOANN SABATINO
                                                 -------------------------------
                                                 Joann Sabatino,
                                                 Chief Financial Officer



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